UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006
ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio		43054

(Address of principal executive offices)		(Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On October 5, 2006, Abercrombie & Fitch Co. (the “Registrant”) issued a news release reporting net sales and comparable store sales for the five-week period ended September 30, 2006 and net sales and comparable store sales for the fiscal year-to-date, and updating the Registrant’s guidance in respect of net income per share on a fully-diluted basis for the second-half of the fiscal year ending February 3, 2007 and for the full fiscal year. A copy of the October 5, 2006 news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In connection with the October 5, 2006 news release, the Registrant has made available by telephone a pre-recorded message addressing the Registrant’s net sales and comparable store sales for the five-week period ended September 30, 2006 and net sales and comparable store sales for the fiscal year-to-date, and updating the Registrant’s guidance in respect of net income per share on a fully-diluted basis for the second-half of the fiscal year ending February 3, 2007 and for the full fiscal year. To listen to this pre-recorded sales message, dial (800) 395-0662, or internationally, dial (402) 220-1262. A copy of the pre-recorded sales message transcript is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) through (c) Not applicable.
     (d) Exhibits:
     The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on October 5, 2006

99.2	Transcript of pre-recorded message of Abercrombie & Fitch Co. addressing net sales and comparable store sales for five-week period ended September 30, 2006 and for fiscal year-to-date, and updating the guidance of Abercrombie & Fitch Co. in respect of net income per share on a fully-diluted basis for the second-half of the fiscal year ending February 3, 2007 and for the full fiscal year

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: October 5, 2006	By:	/S/ Michael W. Kramer

Michael W. Kramer Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated October 5, 2006
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on October 5, 2006

99.2	Transcript of pre-recorded message of Abercrombie & Fitch Co. addressing net sales and comparable store sales for five-week period ended September 30, 2006 and for fiscal year-to-date, and updating the guidance of Abercrombie & Fitch Co. in respect of net income per share on a fully-diluted basis for the second-half of the fiscal year ending February 3, 2007 and for the full fiscal year